UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2010, Vancouver, British Columbia,	V6E 3C9
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 9, 2017, the Board of Directors (the “Board”) of City Office REIT, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”), approved several matters designed to enhance the Company’s corporate governance. These matters, as discussed below, include (i) amending the Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of City Office REIT Operating Partnership, L.P. (the “Operating Partnership”), the Company’s operating partnership, (ii) amending and restating the Company’s Amended and Restated Bylaws (the “Bylaws”) and (iii) approving other changes to certain of the Company’s policies related to corporate governance.

In connection with the amendment and restatement of the Bylaws, as discussed in Item 5.03 below, the Company, as the sole general partner of the Operating Partnership, and the limited partners of the Operating Partnership, amended the Partnership Agreement to, among other things, remove the board nomination rights and certain other rights granted to certain of the former limited partners of the Operating Partnership (“Second City”) in Section 8.8 of the Partnership Agreement. The preceding summary is qualified in its entirety to the Second Amendment to the Partnership Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board approved amendments to the Bylaws by adopting the Second Amended and Restated Bylaws of the Company (as amended and restated, the “Amended Bylaws”), effective March 9, 2017. The amendments to the Bylaws reflected in the Amended Bylaws include: (i) adoption of a majority voting standard for the election of the Board, (ii) granting the Company’s stockholders the right to propose amendments to the Amended Bylaws at the Company’s annual meeting of stockholders or at any special meeting of stockholders, (iii) removal of Second City’s right to approve certain amendments to the Bylaws and (iv) certain other changes to conform the Amended Bylaws to the amended Partnership Agreement as discussed in Item 1.01 above.

The Amended Bylaws change the Company’s director vote requirement from a “plurality” vote standard to a “majority” vote standard in uncontested elections of directors. Specifically, the Amended Bylaws provide that the affirmative vote of a majority of all the votes cast in the election of a director, on a per director basis, will be required to elect a director at a meeting of stockholders duly called and at which a quorum is present; provided, however, that in a contested director election (i.e., where the number of nominees exceeds the number of directors to be elected at such meeting), the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting.

In addition, the Amended Bylaws grant the Company’s stockholders the right to adopt, alter or repeal the Amended Bylaws upon an affirmative vote of the majority of shares then outstanding and entitled to vote on such proposal.

The preceding summary is qualified in its entirety by reference to the Amended Bylaws, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On March 9, 2017, upon the recommendation of the NCG Committee, the Board also approved (i) the Second Amended and Restated Corporate Governance Guidelines of the Company (the “Corporate Governance Guidelines”), (ii) the adoption of a policy prohibiting hedging of the Company’s securities by the Company’s officers and directors (the “Hedging Policy”) and (iii) the adoption of stock ownership guidelines for the Company’s officers and directors (the “Stock Ownership Guidelines”).

Corporate Governance Guidelines

In connection with the change to a majority vote standard in the Amended Bylaws, the Board also amended and restated the Company’s Corporate Governance Guidelines to provide that if any nominee for director fails to receive the required majority vote for election or re-election, the director will promptly tender to the Board, upon such nomination or appointment and as a condition thereof, for its consideration his or her offer to resign from the Board, which offer of resignation will be effective on his or her failure to receive, in an uncontested election of directors, the vote required for election or re-election by the Amended Bylaws. The NCG Committee will promptly consider the offer to resign and recommend to the Board whether to accept such offer. The Board must act on this recommendation within 90 days following certification of the shareholder vote. The Board will promptly and publicly disclose its decision regarding any tendered resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of stockholders and until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

Hedging Policy

The Board approved the adoption of a Company policy prohibiting any director, officer or other employee of the Company from hedging the Company’s securities.

Stock Ownership Guidelines

The Board approved the adoption of stock ownership guidelines for the Company’s independent directors and executive officers. This policy requires that each of the Board’s independent directors achieve ownership of the Company’s common stock or preferred stock having an aggregate value of at least three times (3x) his or her total annual base compensation (exclusive of committee chair fees and any other fees) in effect as of the date he or she first became an independent director prior to the fifth anniversary of the earlier of (a) February 1, 2016 or (b) the date he or she was first elected or appointed an independent director. In addition, the policy requires each of the Company’s executive officers to achieve ownership of the Company’s common stock having an aggregate value of a certain multiple of the executive’s annual base salary. Such multiples are as follows:

Position	Multiple
Chief Executive Officer	4x
Chief Operating Officer and President	3x
Chief Financial Officer, Treasurer and Secretary	3x

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of City Office REIT, Inc., as adopted on March 9, 2017

10.1	Second Amendment to the Amended and Restated Agreement of Limited Partnership of City Office REIT Operating Partnership, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: March 14, 2017	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of City Office REIT, Inc., as adopted on March 9, 2017

10.1	Second Amendment to the Amended and Restated Agreement of Limited Partnership of City Office REIT Operating Partnership, L.P.